Exhibit 31.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michelle LaSpaluto, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024 of Chimerix, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 16, 2025	By:	/s/ Michelle LaSpaluto
Michelle LaSpaluto
Chief Financial Officer
(Principal Financial Officer)

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